EXHIBIT 24


    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File
    No. 33-32402.

                                                        ARTHUR ANDERSEN LLP




    Washington, D.C.
        March 21, 1996